Exhibit 10.1

Patent Security Agreement

Patent Security Agreement, dated as of September 11, 2018, by ParkerVision Inc., a Florida corporation ("Pledgor"), in favor of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. (the "Recipient").

WITNESSETH:

WHEREAS, the Pledgor is party to a fee agreement dated as of February 25, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, including the fee agreement dated August 17, 2018 regarding the second phase of the monetization program, and the fee agreements dated August 20, 2018 regarding (i) the New Jersey district court action, (ii) support of German litigation and (iii) the IPR appeal (collectively, the "Fee Agreement") and desires to grant a security interest in certain of Pledgor’s patents to Recipient.

Now, THEREFORE, in consideration of the promises and to induce the Recipient to enter into further dealings, the Pledgor hereby agrees with the Recipient as follows:

SECTION 1. Grant of Security Interest. As security for prompt and complete payment of the Secured Promissory Note dated August 20, 2018, made by Pledgor in favor of Recipient (the “Note”) and for future invoices issued by Recipient under the Fee Agreement, Pledgor does hereby pledge, collaterally assign and grant to the Recipient, its successors and assigns, a continuing security interest in all of its right, title or interest in, to or under all of the following assets, regardless of where located (collectively, the “IP Collateral”):

(a)    Patents of the Pledgor listed on Schedule I attached hereto; and

(b)    all proceeds of any and all of the foregoing.

SECTION 2. Security Agreement. The security interests granted to the Recipient herein are granted in furtherance, and not in limitation of, the interests granted to the Recipient in the Fee Agreement.  In the event of any conflict between the terms of this Agreement and the Fee Agreement, the terms of the Fee Agreement shall govern.

SECTION 4. Termination. Upon the payment in full of the Note and of future invoices issued by Recipient under the Fee Agreement, the Recipient shall promptly execute, acknowledge, and deliver to the Pledgor an instrument or instruments (in recordable form, if necessary) releasing the collateral pledge, grant, assignment, lien and security interest in the IP Collateral.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Patent Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Patent Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

IN WITNESS WHEREOF, the Pledgor and the Recipient have caused this Patent Security Agreement to be duly executed and delivered by their duly authorized officer as of the date first set forth above.

PARKERVISION, INC., as Pledgor

By:	/s/ Jeffrey Parker
Name:	Jeffrey L. Parker
Title:	Chief Executive Officer

MINTZ LEVIN COHN FERRIS GLOVSKY & POPEO, P.C.,
as Recipient

By:	/s/ Michael McNamara
Name:	Michael McNamara
Title:	Member

2

SCHEDULE 1

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS

United States Patent Registrations:

Title	Country	Patent Number	Grant Date
Systems And Methods For Vector Power Amplification	United States	7,327,803	2/5/2008
Orthogonal Signal Generation Using Vector Spreading And Combining	United States	7,746,764	6/29/2010
Systems And Methods For Vector Power Amplification	Germany	1813069	7/31/2013
Systems And Methods For Vector Power Amplification	South Korea	10-1171133	7/30/2012
Systems And Methods For Vector Power Amplification	UK	1813069	7/31/2013
Systems And Methods For Vector Power Amplification	United States	7,184,723	2/27/2007
Rf Power Transmission, Modulation, And Amplification Using Multiple Input Single Output (Miso) Amplifiers To Process Phase Angle And Magnitude Information (As Amended 03/01/2010)	United States	7,835,709	11/16/2010

Title	Country	Patent Number	Grant Date
Systems And Methods Of Rf Power Transmission, Modulation, And Amplification, Including Embodiments For Amplifier Class Transitioning	United States	7,355,470	4/8/2008
Systems And Methods Of RF Power Transmission, Modulation, And Amplification, Including Architect7ural Embodiments Of Same	United States	7,937,106	5/3/11
Systems And Methods Of RF Power Transmission, Modulation, And Amplification, Including Waveform Distortion Compensation Embodiments	United States	7,945,224	5/17/11
Systems And Methods Of RF Power Transmission, Modulation, And Amplification, Including Embodiments For Compensating For Waveform Distortion	United States	8,031,804	10/4/11
RF Power Transmission, Modulation, And Amplification, Including A Cartesian 4-Branch Embodiments	United States	7,526,261	4/28/2009
Systems And Methods Of RF Power Transmission, Modulation, And Amplification, Including A Cartesian-Polar-Cartesian-Polar (Cpcp) Embodiment	United States	8,406,711	3/26/2013

Title	Country	Patent Number	Grant Date
RF Power Transmission, Modulation, And Amplification, Including Direct Cartesian 2-Branch Embodiments	United States	8,428,527	4/23/2013
Systems And Methods Of RF Power Transmission, Modulation, And Amplification, Including Cartesian-Polar-Cartesian-Polar (Cpcp) Embodiments	United States	8,280,321	10/2/12
Systems And Methods Of RF Power Transmission, Modulation, And Amplification, Including Cartesian 4-Branch Embodiments	United States	8,351,870	1/8/2013
A Multiple Input Single Output (Miso) Amplifier Having Multiple Transistors Whose Output Voltages Substantially Equal The Amplifier Output Voltage	United States	8,433,264	4/30/2013
RF Power Transmission, Modulation, And Amplification, Including Power Control Of Multiple Input Single Output (Miso) Amplifiers	United States	8,447,248	5/21/2013
Systems And Methods Of RF Power Transmission, Modulation, And Amplification, Including Output Stage Protection Circuitry	United States	8,577,313	11/5/2013

Title	Country	Patent Number	Grant Date
Multiple Input Single Output (Miso) Amplifier With Circuit Branch Output Tracking	United States	7,647,030	1/12/2010
Systems And Methods Of RF Power Transmission, Modulation, And Amplification, Including Multiple Input Single Output (Miso) Amplifier Embodiments Comprising Harmonic Control Circuitry	United States	7,672,650	3/2/2010
RF Power Transmission, Modulation, And Amplification, Including Harmonic Control Embodiments	United States	7,844,235	11/30/2010
RF Power Transmission, Modulation, And Amplification Embodiments, Including Control Circuitry For Controlling Power Amplifier Output Stages	United States	8,233,858	7/31/2012
Systems And Methods Of RF Power Transmission, Modulation, And Amplification	Germany	2405277	5/14/2014
Systems And Methods Of RF Power Transmission, Modulation And Amplification	Japan	5486068	2/28/2014
Systems And Methods Of RF Power Transmission, Modulation, And Amplification	UK	2405277	5/14/2014

Title	Country	Patent Number	Grant Date
Methods And Systems For Down-Converting A Signal Using A Complementary Transistor Structure	United States	7376410	5/20/2008
Wireless Local Area Network (WLAN) Using Universal Frequency Translation Technology Including Multi-Phase Embodiments	United States	7072390	7/4/2006
Wireless Local Area Network (WLAN) Technology And Applications Including Techniques Of Universal Frequency Translation	United States	7054296	5/30/2006
Method And Apparatus For Reducing DC Offsets In A Communication System	United States	7072427	7/4/2006
Wireless And Wired Cable Modem Applications Of Universal Frequency Translation Technology	United States	7292835	11/6/2007